STOCK PURCHASE AGREEMENT



                            Dated as of March 7, 2008


                                     between


                     TOTAL LUXURY GROUP, INC., as Purchaser

                                       and

                         THE SELLERS LISTED ON EXHIBIT A

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

ARTICLE I   Purchase and Sale
Section 1.1        Purchase and Sale of the Shares                             1
Section 1.2        Private Offering Exemption                                  1
Section 1.3        Intention of the Parties                                    1
Section 1.4        Purchase Price and Closing                                  1

ARTICLE II  Representations and Warranties
Section 2.1        Representations and Warranties of the Company               3
Section 2.2        Representations and Warranties of the Sellers               5

ARTICLE III  Covenants
Section 3.1        Securities Compliance                                       7
Section 3.2        Registration and Listing                                    7
Section 3.3        Compliance with Laws                                        7
Section 3.4        Furnishing of Information                                   7
Section 3.5        Amendments                                                  7
Section 3.6        Reservation of Shares                                       7
Section 3.7        Reporting Status                                            7

ARTICLE IV  Conditions
Section 4.1        Conditions Precedent to the Obligation                      8
                   of the Company to Purchase the Shares
Section 4.2        Conditions Precedent to the Obligation                      8
                   of the Sellers to Sell the Shares

ARTICLE V  Stock Certificate Legend
Section 5.1        Legend                                                      9

ARTICLE VI  Indemnification
Section 6.1        General Indemnity                                          10
Section 6.2        Indemnification Procedure                                  10

ARTICLE VII  Miscellaneous
Section 7.1        Fees and Expenses                                          11
Section 7.2        Specific Enforcement                                       11
Section 7.3        Entire Agreement; Amendment                                11
Section 7.4        Notices                                                    11



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

Section 7.5        Waivers                                                    12
Section 7.6        Headings                                                   12
Section 7.7        Successors and Assigns                                     12
Section 7.8        No Third Party Beneficiaries                               12
Section 7.9        Governing Law; Consent to Jurisdiction                     12
Section 7.10       Survival                                                   12
Section 7.11       Counterparts                                               13
Section 7.12       Publicity                                                  13
Section 7.13       Severability                                               13
Section 7.14       Further Assurances                                         13
























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




                                TABLE OF CONTENTS
                                   (continued)


                                    EXHIBITS

Exhibit A          List of Sellers
Exhibit B          Form of Junior Unsecured 9% Convertible Promissory Note
Exhibit C          Series B Warrant
Exhibit D          Intercreditor Agreement

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of March 7, 2008 by and between Total Luxury Group, Inc., an Indiana corporation (the "Company"), and each of the Sellers whose names are set forth on Exhibit A hereto (individually, a "Seller" and collectively, the "Sellers").

                                    Recitals
                                    --------

     A. The Sellers collectively own of record and beneficially all of the issued and outstanding shares (the "Shares") of Petals Decorative Accents Inc. ("Petals") Series C Preferred Stock.

     B. The Company desires to purchase the Shares, and each of the Sellers, severally and not jointly, desires to sell such Shares, upon the terms and subject to the conditions set forth herein.

     The parties hereto agree as follows:

                                    ARTICLE I
                                Purchase and Sale

     Section 1.1 Purchase and Sale of the Shares. (a) Upon the terms and subject to the conditions of this Agreement, at the Closing referred to in Section 1.4 hereof, each of the Sellers shall sell, convey, assign, transfer, and deliver to the Company, and the Company shall purchase, acquire, and accept delivery of, the Shares, free and clear of any and all liens, mortgages, adverse claims, charges, security interests, encumbrances, other restrictions or limitations, or rights of any third persons whatsoever other than liens arising from acts of the Company.

          (b) To effect the transfers contemplated by Section 1.1(a), at the Closing, each of the Sellers shall deliver or cause to be delivered to the Company, against payment therefor in accordance with Section 1.4 hereof, stock certificates representing the Shares owned by it, accompanied by stock powers duly executed in blank and otherwise in form acceptable to the Company for transfer on the books of Petals.

          Section 1.2 Private Offering Exemption. Each of the Company and each of the Sellers is executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") or Section 4(2) of the Securities Act.

          Section 1.3 Intention of the Parties. It is the intention of the parties hereto that this purchase and sale receive installment sale treatment under Section 453 of the Internal Revenue Code of 1986, as amended (the "Code"). Each of the parties shall take all lawful actions necessary to insure that this transaction is accorded such tax treatment under the Code and applicable state law.

          Section 1.4 Purchase Price and Closing. (a) Subject to the terms and conditions hereof, each of the Sellers agrees to sell to the Company, and the Company agrees to purchase the Shares at the Closing for an aggregate sum of One Million Twelve Thousand Five Hundred Dollars ($1,012,500) and warrants to purchase an aggregate of 7,593,750 shares of the Common Stock with an initial exercise price of $0.10 (the "Purchase Price").

               (b) On the Closing Date, against delivery to the Company of stock certificates evidencing the Shares, the Company shall:

                         (i) pay to each of the Sellers the sum set forth opposite its name on Exhibit A, which payment shall be evidenced by the Company's Junior Unsecured 9% Convertible Promissory Note (collectively, the "Note") substantially in the form of Exhibit B attached hereto, and

                         (ii) issue to each of the Sellers a warrant to purchase
                    the number of shares of the Company's common stock, par value $0.00 per share, (the "Common Stock") set forth opposite its name on Exhibit A (collectively, the "Series B Warrant") substantially in the form of Exhibit C attached hereto.

               (c) At the Closing, each of the Sellers shall deliver:

                    (i) to the  pledgee,  certificates  representing  the Shares owned by it, duly endorsed in blank for transfer, or with appropriate stock powers in blank attached, which certificates shall be held pursuant to the terms of a pledge agreement entered into by and between the Company and Accelerant Partners LLC (the "Pledge Agreement");

                    (ii) to the Company, a certificate executed by an authorized officer of each of the Sellers, on behalf of the applicable Seller, to the effect that the conditions set forth in Section
               4.1 have been satisfied;

                    (iii) to Accelerant Partners LLC, a, intercreditor agreement
               (the "Intercreditor Agreement") substantially in the form of Exhibit D attached hereto; and

                    (iv) such other  agreements,  certificates,  and writings as the Company may reasonably require.

          (d) At the Closing, the Company shall deliver:

               (i) to each of the Sellers, a Note;

               (ii) to each of the Sellers, a Warrant;

               (iii) to each of the Sellers and to Accelerant Partners LLC, the Intercreditor Agreement;

               (iv) to Sellers, a certificate executed by an authorized officer of the Company, on behalf of the Company, to the effect that the conditions set forth in Section 4.2 have been satisfied; and

               (v) such other agreements, certificates, and writings as the Company may reasonably require.

          (e) The consummation of the sale of the Shares, payment of the Purchase Price comprised of the Note and Warrant and the other transactions contemplated by this Agreement shall take place at the offices of Gersten Savage LLP, 600 Lexington Avenue, 9th Floor, New York, New York 10022 (the "Closing") at 10:00 a.m., New York time on such date as a Majority in Interest (herein defined) of the Sellers and the Company may agree upon;

     provided, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith (the "Closing Date").

          (f) It is the intention of the parties that the closing of the transactions contemplated by this Agreement take place simultaneously with the Company's purchase of 38,000,000 issued and outstanding shares of Petals' common stock, par value $0.00001(the "Common Stock Purchase"), the execution and delivery of a services agreement by and between the Company and Donald Jones and the issuance of a Series B Warrant to Mr. Jones pursuant thereto (the "Jones Transaction") , the issuance of the Company's Common Stock to Accelerant, and the execution and delivery of a placement agent agreement by and between the Company and Southridge Investment Group LLC. To this end, the closing the Series C Preferred Purchase and the closing of the Jones Transaction and the other referenced transactions are each preconditions to the closing of the contemplated by this Agreement.


                                   ARTICLE II
                         Representations and Warranties

     Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Sellers, as of the date hereof and Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

          (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Indiana and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth in Schedule 2.1(g) hereto, the Company does not have any Subsidiaries. Except as set forth on Schedule 2.1(a), each of the Company and each such Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(c) hereof) on the Company's financial condition.

          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Note, the Warrant, the Intercreditor Agreement, and the Pledge Agreement (collectively, the "Transaction Documents"). The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and except as set forth on Schedule 2.1(b), no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c) Issuance of Securities. The Note and the Warrant to be issued at the Closing have been duly authorized by all necessary corporate action and when issued in accordance with the terms hereof, the Note and Warrant shall be validly issued and outstanding, free and clear of all liens,



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

     encumbrances and rights of refusal of any kind. Upon the adoption and filing of the Amended Certificate, the additional shares of Common Stock, when issued in accordance hereof, shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind. When the shares subject to conversion under the Note (the "Conversion Shares"), the PIK Shares, and the shares subject to purchase under the Warrant (the "Warrant Shares") are issued in accordance with the terms of this Agreement, the Note and the Warrant, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock. The Note, the Warrant, the Conversion Shares and the Warrant Shares are sometimes collectively referred to as the "Securities."

          (d) [reserved]

          (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its respective obligations thereunder and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company's Certificate, Amended Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected. The business of the Company and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue the Note, the Warrant, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing, provided, that for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements each of the Sellers herein.

          (f) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any Subsidiary or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such.



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

          (g) Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and the filing of the Amended Certificate with the Secretary of State for the State of Indiana, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Note and the Warrant, or for the performance by the Company of its obligations under the other Transaction Documents.

     Section 2.2 Representations and Warranties of the Sellers. Each of Sellers, severally and not jointly hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Seller:

          (a) Organization and Standing of the Sellers. If the Seller is an entity, such Seller is a corporation, partnership, or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

          (b) Authorization and Power. Each of the Sellers has the requisite power and authority to enter into and perform this Agreement and to sell the Shares being purchased by the Company hereunder. The execution, delivery, and performance of this Agreement and the Intercreditor Agreement, by such Seller and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Seller or its Board of Directors, stockholders or partners, as the case may be, is required. Each of this Agreement and the Intercreditor Agreement has been duly authorized, executed, and delivered by such Seller and constitutes, or shall constitute when executed and delivered, a valid, and binding obligation of such Seller enforceable against such Seller in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c) No Conflicts. The execution, delivery and performance of this Agreement and the Intercreditor Agreement and the consummation by such Seller of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Seller's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Seller is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Seller or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Seller). Such Seller is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Intercreditor Agreement or to sell the Shares in accordance with the terms hereof; provided that for purposes of the representation made in this sentence, such Seller is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

          (d) Acquisition for Investment. Such Seller is acquiring the Securities solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Such Seller does not have a present intention to sell the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Seller does not agree to hold the Securities for



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

     any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.

          (e) Status of Seller. Such Seller is an "accredited investor" as defined in Regulation D promulgated under the Securities Act. Such Seller is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and Sellers is not a broker-dealer.

          (f) Opportunities for Additional Information. Such Seller acknowledges that such Seller has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Seller's personal knowledge of the Company's affairs, such Seller has asked such questions and received answers to the full satisfaction of such Seller, and such Seller desires to invest in the Company.

          (g) No General Solicitation. Such Seller acknowledges that the Securities were not offered to such Seller by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Seller was invited by any of the foregoing means of communications.

          (h) Rule 144. Such Seller understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Such Seller acknowledges that such Seller is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such Seller has been advised that Rule 144 permits resales only under certain circumstances. Such Seller understands that to the extent that Rule 144 is not available, such Seller will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

          (i) General. Such Seller understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Seller set forth herein in order to determine the applicability of such exemptions and the suitability of Sellers to acquire the Securities.

          (j) Independent Investment. Except as may be disclosed in any filings with the Commission by any Seller under Section 13 and/or Section 16 of the Exchange Act, such Seller has not agreed to act with any other Seller for the purpose of acquiring, holding, voting or disposing of the Securities issued hereunder for purposes of Section 13(d) under the Exchange Act, and such Seller is acting independently with respect to its investment in the Securities.

          (k) No Liens. Against payment of the Purchase Price, the Company shall purchase, acquire, and accept delivery of, the Shares, free and clear of any and all liens, mortgages, adverse claims, charges, security interests, encumbrances, other restrictions or limitations, or rights of any third persons whatsoever, in all cases based on the acts or omissions of Sellers and other than liens arising from acts of the Company.



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

                                   ARTICLE III
                                    Covenants

     The Company covenants with Sellers as follows, which covenants are for the benefit of Sellers and its permitted assignees (as defined herein):

     Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Note, the Warrant, Conversion Shares and the Warrant Shares as required under Regulation D and applicable "blue sky" laws, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Note, the Warrant, the Conversion Shares and the Warrant Shares to Sellers or subsequent holders.

     Section 3.2 Registration and Listing. The Company shall (a) comply in all respects with its reporting and filing obligations under the Exchange Act, and
(b) not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to cause the relisting of its Common Stock and thereafter continue the listing or trading of its Common Stock on the OTC Bulletin Board or other exchange or market on which the Common Stock is trading or may be traded in the future.

     Section 3.3 Compliance with Laws. The Company shall comply, and cause each Subsidiary, whether such Subsidiary is in existence as of the date of this agreement or formed or acquired subsequent to the date of this agreement, to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

     Section 3.4 Furnishing of Information. Until all of the Securities are eligible for sale without restriction under Rule 144 promulgated under the Securities Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Until all of the Securities are eligible for sale without restriction under Rule 144 promulgated under the Securities Act, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to each of the Sellers and make publicly available in accordance with Rule 144(c) such information as is required for the Sellers to sell the Securities under Rule 144.

     Section 3.5 Amendments. Other than the filing of the Amended Certificate, the Company shall not amend or waive any provision of the Certificate or Bylaws of the Company in any way that would adversely affect the rights of Sellers under any of the Transaction Documents.

     Section 3.6 Reservation of Shares. The Company undertakes to use its best efforts under applicable state and federal law to increase the number of authorized shares of Common Stock to enable each of the Sellers to exercise its conversion rights provided in the Note and its purchase rights provided in the Warrant.

     Section 3.7 Reporting Status. The Company undertakes to use its best efforts to become reporting under the federal securities laws and seek to be re-listed for quotation on the OTC Bulletin Board as soon as practical. Subject to the foregoing, so long as any of the Sellers beneficially owns any of the

Securities, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not cease filing reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

                                   ARTICLE IV
                                   Conditions

     Section 4.1 Conditions Precedent to the Obligation of the Company to Purchase the Shares. The obligation hereunder of the Company to purchase the Shares from each of the Sellers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) Accuracy of each of the Sellers' Representations and Warranties. The representations and warranties of each of the Sellers shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

          (b) Performance by each of the Sellers. Each of the Sellers shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by each such Seller at or prior to the Closing.

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) Simultaneous Closing. The closing the Common Stock Purchase, the closing of the Jones Transaction, the issuance of the Company's Common Stock to Accelerant, and the execution and delivery of a placement agent agreement by and between the Company and Southridge Investment Group LLC have taken place.

          (e) Delivery of Transaction Documents. The Transaction Documents have been duly executed and delivered by each of the Sellers to the Company.

     Section 4.2 Conditions Precedent to the Obligation of the Sellers to Sell the Shares. The obligation hereunder of each of the Sellers to sell and deliver the Shares owned by it is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Sellers' sole benefit and may be waived by such Sellers at any time in its sole discretion.

          (a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company in the Transaction Documents shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that are expressly made as of a particular date), which shall be true and correct in all respects as of such date.

          (b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing.

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (e) Simultaneous Closing. The closing the Common Stock Purchase and the closing of the Jones Transaction have taken place.

          (f) Delivery of Transaction Documents. The Transaction Documents have been duly executed and delivered by each of the Sellers to the Company.

          (g) Reservation of Shares. So long as any of the Note or Warrant remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (i) a number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note and (ii) as of the date hereof, such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of the Warrant.

          (h) Institutional Lender. The Transaction Documents and the agreements contemplated thereby have been approved by Accelerant Partners LLC's lender.

                                    ARTICLE V
                            Stock Certificate Legend

     Section 5.1 Legend. Each certificate representing the Note and the Warrant, and, if appropriate, securities issued upon conversion or exercise thereof (or securities issued in connection with Section 1.4, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     The Company agrees to reissue the certificates representing any of the Conversion Shares and the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares or the Warrant Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

                                   ARTICLE VI
                                 Indemnification

     Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless each of the Sellers (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns, as applicable) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by each of the Sellers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

     Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

                                   ARTICLE VII
                                  Miscellaneous

     Section 7.1 Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all reasonable fees and expenses incurred by each of the Sellers in connection with the enforcement of this Agreement or any of the other Transaction Documents after the occurrence of an uncured event of default, including, without limitation, all reasonable attorneys' fees and expenses but only if the applicable Seller is successful in any litigation or arbitration relating to such enforcement.

     Section 7.2 Specific Enforcement. The Company and each of the Sellers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement, the Intercreditor Agreement, or any of the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     Section 7.3 Entire Agreement; Amendment. This Agreement and the Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor the Sellers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a instrument signed by the Company and the holders of a majority of the principal sum of the Note (a "Majority in Interest"), and no provision hereof may be waived other than by an a instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     Section 7.4 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to Sellers:

                     As set forth on Exhibit A hereto

                  If to the Company:

                     11900 Biscayne Blvd. #620
                     Miami, Florida 33181

     Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other parties hereto.

     Section 7.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 7.6 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     Section 7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

     Section 7.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 7.9 Governing Law; Consent to Jurisdiction. The parties acknowledge and agree that any claim, controversy, dispute or action relating in any way to this agreement or the subject matter of this agreement shall be governed solely by the laws of the State of Delaware, without regard to any conflict of laws doctrines. The parties irrevocably consent to being served with legal process issued from the state and federal courts located in New York and irrevocably consent to the exclusive personal jurisdiction of the federal and state courts situated in the State of New York. The parties irrevocably waive any objections to the personal jurisdiction of these courts. Said courts shall have sole and exclusive jurisdiction over any and all claims, controversies, disputes and actions which in any way relate to this agreement or the subject matter of this agreement. The parties also irrevocably waive any objections that these courts constitute an oppressive, unfair, or inconvenient forum and agree not to seek to change venue on these grounds or any other grounds.

     TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES TRIAL BY JURY WITH RESPECT TO ANY CLAIM, CONTROVERSY, DISPUTE OR ACTION RELATING IN ANY WAY TO THIS AGREEMENT OR THE SUBJECT MATTER OF THIS AGREEMENT.


     Section 7.10 Survival. The representations and warranties of the Company and each of the Sellers shall survive the execution and delivery hereof and the Closing hereunder.

     Section 7.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement, and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     Section 7.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the names of Sellers without the consent of the applicable Seller unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     Section 7.13 Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

     Section 7.14 Further Assurances. From and after the date of this Agreement, upon the request of a Majority in Interest of the Sellers or the Company, each of the Company and the Sellers shall execute and deliver such instrument, documents, and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the transactions contemplated hereby.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.


                                     TOTAL LUXURY GROUP, INC.




                                     By:  ___________________________
                                          Name:
                                          Title:




                                    SELLERS:




                                    By:   ___________________________
                                          Name:
                                          Title:




                                    By:   ___________________________
                                          Name:
                                          Title:




                                    By:   ___________________________
                                          Name:
                                          Title:




                                    By:   ___________________________
                                          Name:
                                          Title:

                                    By:   ___________________________
                                          Name:
                                          Title:




                                    By:   ___________________________
                                          Name:
                                          Title:




                                    By:   ___________________________
                                          Name:
                                          Title:




                                    By:   ___________________________
                                          Name:
                                          Title:




                                    By:   ___________________________
                                          Name:
                                          Title:

                                    EXHIBIT A
                                    ---------
                                     to the
                          STOCK PURCHASE AGREEMENT FOR
                            TOTAL LUXURY GROUP, INC.

Names and Addresses of the Sellers     Face Amount of Note    Number of Warrants
----------------------------------     -------------------    ------------------

                                    EXHIBIT B
                                    ---------
                                     to the
                          STOCK PURCHASE AGREEMENT FOR
                            TOTAL LUXURY GROUP, INC.

             FORM OF JUNIOR UNSECURED 9% CONVERTIBLE PROMISSORY NOTE

                                    EXHIBIT C
                                    ---------
                                     to the
                          STOCK PURCHASE AGREEMENT FOR
                            TOTAL LUXURY GROUP, INC.

                                SERIES B WARRANT

                                    EXHIBIT D
                                    ---------
                                     to the
                          STOCK PURCHASE AGREEMENT FOR
                            TOTAL LUXURY GROUP, INC.


                             INTERCREDITOR AGREEMENT

                       STOCK PURCHASE AGREEMENT SCHEDULES

Schedule 2.1(a)            Organization; Good Standing
Schedule 2.1(b)            Authorization
Schedule 2.1(g)            Subsidiaries

                                 Schedule 2.1(a)
                                 ---------------
                         Organization and Good Standing

                                 Schedule 2.1(b)
                                 ---------------
                                  Authorization

                                 Schedule 2.1(g)
                                 ---------------
                                  Subsidiaries